John Hancock Exchange-Traded Fund Trust
Supplement dated January 26, 2016 to the current Statement of Additional Information

John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Technology ETF (the “Funds”)

The following information supplements and supersedes any information to the contrary relating to the Funds contained in the Statement of Additional Information.

The “Financial Intermediary Compensation” section is revised and restated in its entirety as follows:

The Advisor and/or its subsidiaries or affiliates (“Hancock Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds or other John Hancock funds (“Payments”). Any Payments made by Hancock Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Hancock Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other John Hancock funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other John Hancock funds. Hancock Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Hancock Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general (“Publishing Costs”). In addition, Hancock Entities may make Payments to Intermediaries that make Shares and certain other John Hancock funds available to their clients or for otherwise promoting the Funds and other John Hancock funds. Payments of this type are sometimes referred to as revenue-sharing payments. The Advisor has established a services arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, the Funds are available through a Schwab program pursuant to which Schwab agrees not to charge its customers trading commissions when those customers purchase or sell shares of the Funds online, subject to certain conditions. Schwab receives remuneration from the Advisor for record keeping, shareholder services and other services, including the development, maintenance and promotion of the program as a whole.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other John Hancock funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Hancock Entities may determine to make Payments based on any number of metrics. For example, Hancock Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more John Hancock funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, John Hancock anticipates that the Payments paid by Hancock Entities in connection with the Funds will be immaterial to Hancock Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Hancock Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of John Hancock funds.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.